EXHIBIT 24


                               POWER OF ATTORNEY


STATE OF:   Maryland
COUNTY OF:  Montgomery

      Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/NANCY L. HOPKINSON                                SEPTEMBER 25, 2000
---------------------                                ------------------
   Nancy L. Hopkinson                                Date
   Director


On this 25th day of September 2000, before me Brian P. Smith, the undersigned Notary Public, personally appeared Nancy L. Hopkinson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                    /S/BRIAN P. SMITH
                                    ----------------------------------------
                                       Notary Public
                                       Montgomery County, MD
                                       My Commission Expires March 10, 2001

                               POWER OF ATTORNEY


STATE OF:   Maryland
COUNTY OF:  Montgomery

      Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/KUMAR BARVE                                       AUGUST 29, 2000
-------------------                                  ---------------
   Kumar Barve                                       Date
   Director


On this 29th day of August 2000, before me Brian P. Smith , the undersigned Notary Public, personally appeared Kumar Barve, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                    /S/BRIAN P. SMITH
                                    ----------------------------------------
                                       Notary Public
                                       Montgomery County, MD
                                       My Commission Expires March 10, 2001

                               POWER OF ATTORNEY


STATE OF:   Maryland
COUNTY OF:  Montgomery

      Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/BRIAN P. MURPHY                                   AUGUST 29, 2000
------------------                                   ---------------
   Brian P. Murphy                                   Date
   Director


On this 29th day of August 2000, before me Brian P. Smith, the undersigned Notary Public, personally appeared Brian P. Murphy, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                    /S/BRIAN P. SMITH
                                    ----------------------------------------
                                       Notary Public
                                       Montgomery County, MD
                                       My Commission Expires March 10, 2001

                               POWER OF ATTORNEY


STATE OF:   Maryland
COUNTY OF:  Montgomery

      Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/IRALENE G. BARNES                                  AUGUST 29, 2000
--------------------                                  ---------------
   Iralene G. Barnes                                  Date
   Director


On this 29th day of August 2000, before me Brian P. Smith, the undersigned Notary Public, personally appeared Iralene G. Barnes, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                    /S/BRIAN P. SMITH
                                    ----------------------------------------
                                       Notary Public
                                       Montgomery County, MD
                                       My Commission Expires March 10, 2001

                               POWER OF ATTORNEY


STATE OF:   Maryland
COUNTY OF:  Montgomery

      Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/MARIALICE B. WILLIAMS                             SEPTEMBER 25, 2000
------------------------                             ------------------
   Marialice B. Williams                             Date
   Director


On this 25th day of September 2000, before me Brian P. Smith, the undersigned Notary Public, personally appeared Marialice B. Williams, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                    /S/BRIAN P. SMITH
                                    ----------------------------------------
                                       Notary Public
                                       Montgomery County, MD
                                       My Commission Expires March 10, 2001